SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund andEvergreen Select High Yield Bond Fund (together the “Funds”)

                    Effective March 1, 2007, Andrew Cestone is added as a portfolio manager of the Funds.

                    Effective July 2, 2007, Andrew Cestone will be the lead portfolio manager of Evergreen High Yield Bond Fund and Evergreen Select High Yield Bond Fund and will co-manage Evergreen Diversified Bond Fund with current portfolio managers, Doug Williams and Noel McElreath. Gary Pzegeo will no longer manage the Funds.

                    The change in portfolio management may result in changes in the Funds’ portfolio that could increase transaction costs to the Funds.

                Mr. Cestone served as Managing Director and head of Global High Yield for Deutsche Asset Management from 1998 to 2006. Previously, he served as an Investment Analyst with Phoenix Investment Partners. Mr. Cestone has nearly 15 years of investment experience.

                  The sections of the Funds' prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

March 1, 2007	578833 (3/07)